RECORDING REQUESTED BY

AND WHEN RECORDED MAIL THIS DEED AND, UNLESS OTHERWISE
SHOWN BELOW, MAIL TAX STATEMENT TO:

Name Mr. Robert Cornish
% Val-Chris Investments, Inc.
Street 2601 Main Street, Suite 280
City, State Irvine, CA 92614
Zip

Title Order No.  Escrow No.

Grant Deed IN LIEU OF FORECLOSURE

THE UNDERSIGNED GRANTOR (S) DECLARE (S)
DOCUMENTARY TRANSFER TAX IS $__________________
Unincorporated area City of Orange
Parcel No. 375-161-01
[ ]	Computed on full value of interest or property conveyed, or

[ ]	computed on full value less value of liens or encumbrances remaining at time of sale, and
FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged,

SECURED DIVERSIFIED INVESTMENT CO., A NEVADA CORPORATION

Hereby GRANT(S) to

BOB CORNISH, TRUSTEE OF THE CORNISH CONSTRUCTION PENSION PLAN

the following described real property in the CITY OF ORANGE

County of  ORANGE                                        , State of California

A LEASEHOLD ESTATE IN AND TO THE FOLLOWING PROPERTY:
EXACT LEGAL DESCRIPTION ATTACHED HERETO AS EXHIBIT 'A' AND MADE A PART HEREOF.

COMMONLY KNOWN AS: 632-650 KATELLA AVE., ORANGE, CA 92667

EXHIBIT “B” ATTACHED HERETO AND MADE A	SECURED DIVERSIFIED INVESTMENT CO., A NEVADA
PART HEREOF.	CORPORATION
Dated October 5, 2007
STATE OF CALIFORNIA
COUNTY OF ORANGE }S.S.	/s/ Munjit Johal
On October 23, 2007 (date) before me,	Munjit Johal, CFO
Ernestina Vargas Brehm, Notary	/s/ Claire Ambrosio
Munjit Johal, CFO	Claire Ambrosio, Corporate Secretary

(name[s] of signer[s]), personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal
Signature /s/ Ernestina Vargas Brehm	(This area for offcial notarial seal)

MAIL TAX STATEMENTS TO PARTY SHOWN ON FOLLOWING LINE; IF NO PARTY SHOWN, MAIL AS DIRECTED ABOVE

____________________________________________________________________________________________________
Name     Street Address   City & State

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT

STATE OF CALIFORNIA } SS
COUNTY OF LOS ANGELES

On October 23, 2007 before me, Britton M. Hookfin - Notary Public, personally appeared Claire Ambrosio, name(s) of signer(s)

personally known to me OR proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal
/s/ Britton M. Hookfin
SIGNATURE OF NOTARY

OPTIONAL
Though the data below is not required by law, it may prove valuable to persons relying in the document and could prevent fraudulent reattachment of this form.

CAPACITY CLAIMED BY SIGNER	DESCRIPTION OF ATTACHED DOCUMENT
INDIVIDUAL
CORPORATE OFFICER

TITLE(S)	TITLE OR TYPE OF DOCUMENT
PARTNER(S)
LIMITED or GENERAL
ATTORNEY-IN-FACT
TRUSTEE(S)	NUMBER OF PAGES
GUARDIAN/CONSERVATOR
OTHER:
DATE OF DOCUMENT
SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)
SIGNER(S) OTHER THAN NAMED ABOVE

DESCRIPTION

THE WEST 207.00 FEET OF THE EAST 797.00 FEET OF THAT PORTION OF THE LAND ALLOTTED TO A. SEBASTIAN VAN DE GRAAF AS DESCRIBED IN THE FINAL DECREE OF PARTITION OF THE RANCHO SANTIAGO DE SANTA ANA, WHICH WAS ENTERED SEPTEMBER 12, 1868 IN BOOK B, PAGE 410 OF JUDGMENTS, OF THE DISTRICT COURT OF THE 17TH JUDICIAL DISTRICT, IN AND FOR LOS ANGELES COUNTY, CALIFORNIA, AND THAT PORTION OF LOT 1 OF TRACT NO. 962, AS SHOWN ON A MAP RECORDED IN BOOK 32, PAGE 24 OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS,

BEGINNING AT A POINT IN THE NORTH LINE OF TRACT NO. 2885, AS SHOWN ON A MAP RECORDED IN BOOK 113, PAGE 50 OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA, SAID POINT BEING NORTH 89° 36' 56" EAST 330.00 FEET FROM THE NORTHWEST CORNER OF SAID TRACT NO. 2885; THENCE NORTH 0° 36' 53" WEST PARALLEL WITH THE CENTER LINE OF SHAFFER STREET, AS SHOWN ON SAID MAP, A DISTANCE OF 233.00 FEET TO A POINT IN THE CENTER LINE OF KATELLA AVENUE; THENCE NORTH 89° 38' 56" EAST ALONG SAID CENTER LINE OF KATELLA AVENUE 993.39 FEET TO THE POINT OF INTERSECTION OF SAID CENTER LINE WITH THE CENTER LINE OF CAMBRIDGE STREET; THENCE SOUTH 0° 36' 03" EAST ALONG SAID CENTER LINE OF CAMBRIDGE STREET 233.00 FEET TO THE NORTHEAST CORNER OF TRACT NO. 3560, AS SHOWN ON A MAP RECORDED IN BOOK 122, PAGE 43 OF MISCELLANEOUS V~PS; THENCE SOUTH 89° 38' 56" WEST ALONG THE NORTH LINE OF SAID TRACT NOS. 2885 AND 3560, A DISTANCE OF 993.34 FEET TO THE POINT OF BEGINNING.

EXCEPT THEREFROM THAT PORTION INCLUDED WITHIN THE LAND DESCRIBED IN DEED TO THE CITY OF ORANGE, RECORDED JULY 13, 1964 IN BOOK 7117, PAGE 852 OF OFFICIAL RECORDS.

EXHIBIT "A"